UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2007

Escalon Medical Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-20127	330272839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

565 East Swedesford Road, Suite 200, Wayne, Pennsylvania		19087
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-688-6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2007 the Board of Directors of Escalon Medical Corp. ("Escalon")appointed two executive management promotions, effective January 1, 2008. Richard J. DePiano Jr. has been promoted to President of Escalon. Escalon also announced the promotion of Mark Wallace to Chief Operating Officer.

Mr. DePiano, Jr. joined Escalon in 2003. He most recently served as Chief Operating Officer and General Counsel, managing the ophthalmic diagnostic, surgical products and vascular access business and overseeing all legal matters. Prior to serving in this role, Mr. DePiano, Jr. served as Vice President of Corporate and Legal Affairs. Before joining Escalon, Mr. DePiano, Jr. engaged in private practice of law for eleven years, where he represented individual and business clients in mergers and acquisitions, corporate and securities law matters, venture capital financings and general business and commercial matters.
Mr. DePiano, Jr. received a Bachelor of Science degree from Villanova University and a Juris Doctor Degree from Widener University School of Law. He currently serves as President and as a member of the Board of Directors of the Delaware Valley Corporate Counsel Association ("DELVACCA"). He also serves as Vice Chairman of the Board of Directors of the Montgomery County Industrial Development Authority.

Mark Wallace’s career spans over 18 years in the medical device industry. He joined Escalon in 1997, serving most recently as Escalon’s Executive Vice President with operational responsibilities for its Escalon Digital Solutions and Trek Medical subsidiaries. He also has held the position of Vice President-Quality, with quality and regulatory responsibilities for all of the Escalon companies, and has also previously served as Operations Manager at Sonomed, Inc. and Quality Manager of Escalon Medical. Mr. Wallace had previously worked with Lunar Corp. (now GE Healthcare) and Trek Medical. Mr. Wallace holds a Bachelor of Science in Industrial Engineering and a Masters of Science in Manufacturing Systems Engineering, both from the University of Wisconsin-Madison. He is also a senior member of the American Society of Quality.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Escalon Medical Corp.

December 27, 2007	By:	Richard J. DePiano, Jr

Name: Richard J. DePiano, Jr
Title: COO & GC

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 27, 2007.